NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of [__], 2013, by and between Longview Real Estate Inc., a Delaware corporation (the “Company”), and each of the lender entities whose names appear on the signature pages hereof. Such lender entities are each referred to herein as a “Lender” and, collectively, as the “Lenders”.

W I T N E S S E T H:

WHEREAS, the Company wishes to sell to each Lender, and each Lender wishes to purchase, upon the terms and subject to the conditions set forth in this Agreement, up to an aggregate of $________________ of Promissory Notes, substantially in the form attached hereto as Exhibit A annexed hereto (a “Note” and, collectively with the other Notes issued hereunder, the “Notes”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.                   Certain Definitions.

(a)                 When used herein, the following terms shall have the respective meanings indicated:

“Board of Directors” means the Company’s board of directors.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banks in the City of New York are required or authorized by law to be closed.

“Closing” and “Closing Date” have the respective meanings specified in Section 2 of this Agreement.

“Commission” means the Securities and Exchange Commission, and any successor regulatory agency.

“Escrow Agreement” has the meaning set forth in Section 2.

“Event of Default” has the meaning specified in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Execution Date” means the date of this Agreement.

“GAAP” means U.S. generally accepted accounting principles, applied on a consistent basis. Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any stock exchange, securities market or self-regulatory organization.

“Material Adverse Effect” means an effect that is material and adverse to (i) the consolidated business, properties, assets, operations, results of operations, financial condition, credit worthiness or prospects of the Company taken as a whole, (ii) the ability of the Company to perform its material obligations under this Agreement or the other Transaction Documents or (iii) the rights and benefits to which an Lender is entitled under this Agreement or any of the other Transaction Documents.

“Purchase Price” means, with respect to the Notes purchased at the Closing, the original principal amount of the Note purchased at the Closing.

“Securities Act” means the Securities Act of 1933 Act, as amended, and the rules and regulations promulgated thereunder.

“Transaction Documents” means (i) this Agreement, (ii) the Notes, (iii) the Escrow Agreement and (iv) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

(b) Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of similar import contained in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.	Closing.

Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Lender agrees to purchase a Note with a principal amount equal to the amount set forth below such Lender’s name on the signature pages hereof. The date on which the closing of such purchase and sale occurs (the “Closing”) is hereinafter referred to as the “Closing Date”. The Closing will be deemed to occur at the offices of Longview Real Estate, Inc. or such other place as the parties mutually agree upon, when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and each Lender, (B) each of the conditions to the Closing described in this Agreement has been satisfied or waived as specified therein and (C) payment of each Lender’s Purchase Price payable with respect to the Note being purchased by such Lender at the Closing has been made by wire transfer of immediately available funds. At the Closing, the Company shall deliver to the Escrow Agent a duly executed instrument representing the Note purchased by such Lender and each Lender shall deliver to the Escrow Agent, the payment of such Lender’s purchase price for the Notes, in immediately available funds.

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3.                   Representations and Warranties of the Company. The Company represents and warrants to each Lender as follows, in each case as of the date hereof:

(a)                 The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged.

(b)                 The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the Notes. All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of the Transaction Documents. The Transaction Documents have been duly authorized by the Company and, when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c)                 No consent of any party to any contract, agreement, instrument, lease or license to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of any of the Transaction Documents or the issuance and sale of the Notes.

(d)                 The execution, delivery and performance by Company of the Transaction Documents to which it is a party have been duly authorized, and do not (i) conflict with any of its organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material statute, law, rule, regulation or court decree binding upon or applicable to the Company, or its assets or properties, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which the Company or any of its subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or governmental approval from, any Governmental Authority (except such governmental approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default or give rise to a right to terminate under any material agreement by which the Company is bound. The Company is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a Material Adverse Effect on Company’s business.

(e)                 There are no actions or proceedings pending or, to the knowledge of the Company, threatened in writing by or against Company involving more than, individually or in the aggregate, Ten Thousand Dollars ($10,000).

(f)                  The financial statements of the Company filed with the Commission have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that the financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and for the dates thereof and the results of operations and cash flows for the periods then ended, subject to normal, immaterial, year-end audit adjustments.

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(g)                 Each Note has been duly authorized and, when issued and paid for in accordance with the terms of the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, and free and clear of all liens other than restrictions on transfer provided for in the Transaction Documents.

(h)                 There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Notes or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

(i)                   The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as currently conducted or as contemplated to be conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(j)                  Assuming the accuracy of Lender’s representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Note by the Company to Lender as contemplated hereby.

(k)                 Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Notes by any form of general solicitation or general advertising. The Company has offered the Notes for sale only to Lenders.

(l)                   The Company acknowledges and agrees that Lenders are acting solely in the capacity of an arm’s length purchasers with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Lender is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Lenders or any of its or their representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Lender’s purchase of the Note. The Company further represents to each Lender that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(m)               The Company: (i) is not in violation of any order of any court, arbitrator or governmental body or (ii) is not or has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

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(n)                 The Company has good and marketable title in all personal property owned by it that is material to the business of the Company, free and clear of all liens, except for liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, liens for the payment of federal, state, foreign or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in compliance.

(o)                 The Company owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes, formulations, software and source and object codes necessary for the conduct of their businesses, which are listed in the Company’s filings with the Commission (collectively, the “Intangibles”). The Company has not infringed upon the rights of others with respect to the Intangibles and the Company has not received notice that it has or may have infringed or are infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles that could, individually or in the aggregate, or could reasonably be expected to have, have a Material Adverse Effect.

(p)                 The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(q)                 None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $20,000, other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred in the ordinary course of business on behalf of the Company and (iii) other employee benefits, including stock option agreements, under any stock option plan of the Company.

(r)                  At closing, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. Lender shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(s)                  The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Notes, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(t)                  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

(u)                 None of the Company, or to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(v)                 There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(w)                The Company is not in default with respect to, or liable under (x) any liabilities for borrowed money or amounts owed in excess of $10,000 (other than trade accounts payable incurred in the ordinary course of business), or (y) any guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

(x)                 Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any, joint venture partner or other person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

4.                   Representations, Warranties and Covenants of Lender. Lender hereby represents and warrants to, and agrees with, the Company as follows:

(a)                 Lender is an “Accredited Investor” as such term is defined in Rule 501(a) promulgated under the Securities Act.

(b)                 Each of the Transaction Documents to which Lender is party has been duly executed and delivered by Lender and constitutes the legal, valid and binding obligation of Lender, enforceable against Lender in accordance with its terms except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c)                 The execution, delivery and performance by Lender of the Transaction Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Lender’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material statute, law, rule, regulation or court decree binding upon or applicable to Lender or its assets or properties, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Lender or any of its property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or governmental approval from, any Governmental Authority (except such governmental approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default or give rise to a right to terminate under any material agreement by which Lender is bound.

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(d)                 Lender is familiar with the business, plans and financial condition of the Company; Lender has received all materials that have been requested by Lender; Lender has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered to the satisfaction of Lender all inquiries that Lender or Lender’s representatives have put to it. Lender has had access to all additional information that Lender has deemed necessary to verify the accuracy of the information set forth in this Agreement, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed under this Agreement.

(e)                 Lender hereby acknowledges and represents that Lender is able to bear the economic risk which Lender hereby assumes.

(f)                  Lender understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(g)                 Lender will acquire the Notes for Lender’s own account (or, if such individual is married, for the joint account of Lender and Lender’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in violation of the securities laws, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of the securities laws.

(h)                 Lender is not entering into this Agreement or purchasing the Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation by a person other than a representative of the Company with which Lender had a pre-existing relationship.

5.	Additional Covenants of the Company.

(a)                 Certain Covenants of the Company. Until such time as the Notes or any accrued fees or interest remain unpaid or outstanding, the Company shall comply and operate in accordance with all of the following covenants and agreements:

(i)                   Compliance with Laws. The Company will comply in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities.

(ii) Notice of Legal Matters. The Company shall notify Lenders promptly after the Company shall obtain knowledge of any written notice of any legal or arbitral proceedings, and of all proceedings by or before any governmental authority, and each material development in respect of such legal or other proceeding affecting the Company, except proceedings which, if adversely determined, would not reasonably be likely to have a Material Adverse Effect.

(iii) Books and Records; Inspection and Audit Rights. The Company will keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Company will permit any representatives designated by Lenders, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its business, assets, affairs, finances, prospects, and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested. Promptly upon Lender’s written request therefor, the Company shall deliver to Lender such documents and other evidence of the existence, good standing, foreign qualification and financial condition of the Company as Lender shall request from time to time.

(iv) Notice of Other Material Events. Until such time as the Notes or any accrued fees or interest remain unpaid or outstanding, the Company shall provide notice of the following:

a.                   The Company shall furnish to Lender prompt (but in no event more than two (2) business days after the relevant occurrence) written notice of the occurrence of any Event of Default or any other event or circumstance that results in, or could reasonably be expected to result in, a Material Adverse Effect.

b.                   The Company shall furnish to Lender written notice of the following not less than thirty (30) days prior to the occurrence thereof: (A) any change of the Company’s corporate name or of any trade name used to identify it in the conduct of its business or in the ownership of its properties, (B) any change of the state in which the Company is organized or conducts business, (C) any change of the Company’s principal place of business, or (D) any change of the Company’s identity or corporate structure.

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c.                    Each notice delivered under this Section shall be accompanied by a statement of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

(v) Further Assurances. At any time or from time to time after the execution hereof, the Company will promptly execute, deliver, verify, acknowledge, record and/or file any and all further documents and instruments (including financing statements and continuation statements), and promptly take any and all such other and further actions, as Lender may request in order to evidence or more fully effectuate the transactions and security arrangements contemplated hereby and to otherwise carry out the terms hereof.

(vi) Notice of Event of Default. Upon the occurrence of an Event of Default, the Company shall notify the Lenders of the nature of such Event of Default as soon as practicable (but in no event later than five (5) Business Day after the Company becomes aware of such Event of Default).

6.                   Conditions to Lenders’ Obligations at the Closing. Each Lender’s obligations to effect the Closing, including without limitation its obligation to purchase its Note at the Closing, are conditioned upon the fulfillment (or waiver by such Lender in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

(a)                 the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that particular date);

(b)                 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

(c)                 the Company shall have executed and delivered to such Lender the Note being purchased by such Lender at the Closing;

(d)                 there shall have occurred no material adverse change in the Company’s consolidated business or financial condition since the date of the Company’s most recent financial statements;

(e)                 there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents.

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7.                   Conditions to Company’s Obligations at the Closing. The Company’s obligations to affect the Closing with Lenders are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

(a) the representations and warranties of such Lender set forth in this Agreement and in the other Transaction Documents to which it is a party shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that date);

(b) such Lender shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Lender on or before the Closing;

(c) there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

(d) such Lender shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

(e) Lender shall have tendered the Purchase Price for the Note being purchased by it at the Closing by wire transfer of immediately available funds to the Escrow Agent.

8. General Provisions.

a.                   Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS. THE COMPANY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURT LOCATED IN NEW YORK, NEW YORK, WITH RESPECT TO ANY CLAIM OR CONTROVERSY RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS NOTE.

b.                   Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be as set forth below until notice is received that any such address or contact information has been changed:

To the Company: To the address on the signature page attached hereto

To Lender: To the address on the signature page attached hereto.

c.                    Entire Agreement. Except as otherwise provided herein, this Agreement, the Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

d.                   Amendment. This Agreement may only be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

e.                    Successors and Assigns. This Agreement and the Note may be transferred or assigned by Lender in whole or in part, with the written consent of the Company. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

f.                    Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

g.                    Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

h.                   Expenses. The Company and Lender shall each bear their own expenses incurred with respect to this transaction.

i.                     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

j.                     Counsel. All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement. Each of the parties has been provided the opportunity to be represented by counsel of its choice and has been encouraged to seek separate representation to the extent that it deems such desirable, but the absence of such shall not be asserted as a basis for the enforceability or interpretation of any of the terms or provisions of this Agreement, or as a reason to seek disqualification of the Company’s counsel in any controversy or proceeding.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

Longview Real Estate Inc.

By: _______________________________

Name:

Title:

Address for Notice:

[SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT]

________________________

________________________

________________________

By:

Dated:

Principal Amount of Note Purchased at Closing: $

ADDRESS:

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Exhibit A

Form of Promissory Note

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